SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A-2



                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported):
                             August 9, 1996



                       UNITED VIDEO SATELLITE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)



       Delaware                0-22662                 73-1290412
   (State or Other           (Commission              (IRS Employer
   Jurisdiction of           File Number)           Identification No.)
    Incorporation)



          7140 South Lewis Avenue, Tulsa, Oklahoma  74136-5422
           (Address of Principal Executive Office)  (Zip code)



                            (918) 488-4000
          (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

     The following financial statements of Netlink USA, Retail Division are attached:

     Appendix I Netlink USA, Retail Division, Financial Statements as of December 31, 1995 and for the year then ended.

     Appendix       II  Netlink  USA,  Retail  Division,   Unaudited   Financial
                    Statements as of March 31, 1996 and for the three months ended March 31, 1996 and 1995.


(b)  Pro Forma Financial Information

     The pro forma financial information is attached as Appendix III.


(c)  Exhibits

     2. Agreement between United Video Satellite Group, Inc. and Liberty Media Corporation dated August 9, 1996 (previously filed under Form 8-K on August 9, 1996).

    23.   Consent of Independent Auditors.

                           SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  UNITED VIDEO SATELLITE GROUP, INC.




DATE:  January 11, 1999             By: /s/ Peter C. Boylan, III
                                       -----------------------------
                                           Peter C. Boylan, III
                                          Operating President and
                                          Chief Operating Officer

                          Independent Auditors' Report



The Board of Directors
Netlink USA:


We have audited the accompanying balance sheet of Netlink USA, Retail Division (an operating division of Netlink USA, an indirect wholly-owned partnership of Liberty Media Corporation) as of December 31, 1995, and the related statements of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Netlink USA, Retail Division as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.




                                      KPMG Peat Marwick LLP

Denver, Colorado
August 9, 1996

NETLINK USA, RETAIL DIVISION
(An Operating Division of Netlink USA,
An Indirect Wholly-Owned Partnership of Liberty Media Corporation)

Balance Sheet

December 31, 1995

(in thousands)

- -----------------------------------------------------------------------

Assets

Current assets:
  Cash                                                       $   694
  Accounts receivable:
    Trade                                                      8,504
    Other                                                      1,786
                                                             -------
                                                              10,290
    Less allowance for doubtful accounts                       2,326
                                                             -------
                                                               7,964

  Prepaid expenses and other current assets                      345
                                                             -------
Total current assets                                           9,003


Property and equipment                                         6,960
Less accumulated depreciation                                  4,948
                                                             -------
                                                               2,012

Excess cost over acquired net assets, net of
  accumulated amortization of $430                             3,087
                                                             -------
                                                             $14,102
                                                             =======

Liabilities and Accumulated Deficit

Current liabilities:
  Cash overdraft                                             $ 3,565
  Accounts payable                                             1,003
  Accrued liabilities (note 3)                                 9,649
  Deferred revenue                                            40,414
                                                             -------
Total current liabilities                                     54,631

Commitments and contingencies (note 4)

Accumulated deficit                                          (40,529)
                                                             -------
                                                             $14,102
                                                             =======
See accompanying notes to financial statement.

NETLINK USA, RETAIL DIVISION
(An Operating Division of Netlink USA,
An Indirect Wholly-Owned Partnership of Liberty Media Corporation)

Statement of Operations and Accumulated Deficit

Year Ended December 31, 1995

(in thousands)

- -----------------------------------------------------------------------

Revenue                                                      $139,071

Operating expenses:
  Operating, including amounts from affiliates
    (note 3)                                                  116,509
  Selling, general and administrative, including
    amounts from affiliates (note 3)                           21,371
  Bad debt expense                                              2,106
  Depreciation and amortization                                 1,243
                                                             --------
                                                              141,229
                                                             --------
Operating loss                                                 (2,158)

Other expenses                                                    (41)
                                                             --------
Net loss                                                       (2,199)

Accumulated deficit, beginning of year                        (35,536)

Net advances to parent                                         (2,794)
                                                             --------
Accumulated deficit, end of year                             $(40,529)
                                                             ========


See accompanying notes to financial statements

NETLINK USA, RETAIL DIVISION
(An Operating Division of Netlink USA,
An Indirect Wholly-Owned Partnership of Liberty Media Corporation)

Statement of Cash Flows

Year Ended December 31, 1995

(in thousands)

- -----------------------------------------------------------------------

Cash flows from operating activities:
  Net loss                                                   $(2,199)
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
      Depreciation and amortization                            1,243
      Bad debt expense                                         2,106
      Changes in operating assets and liabilities:
        Change in accounts receivable                         (2,045)
        Change in prepaid expenses and other current
          assets                                                  56
        Change in accounts payable and accrued
          liabilities                                            474
        Change in deferred revenue                             2,482
                                                             -------
Net cash provided by operating activities                      2,117


Cash flows used in investing activities -
  Capital expended for property and equipment                   (233)
                                                             -------
Net cash used in investing activities                           (233)

Cash flows used in financing activities:
  Net change in advances to parent                            (2,794)
  Change in cash overdraft                                       363
                                                             -------
Net cash used in financing activities                         (2,431)
                                                             -------
Net decrease in cash                                            (547)

Cash at beginning of period                                    1,241
                                                             -------
Cash at end of period                                        $   694
                                                             =======


See accompanying notes to financial statements

NETLINK USA, RETAIL DIVISION
(An Operating Division of Netlink USA,
An Indirect Wholly-Owned Partnership of Liberty Media Corporation)

Notes to Financial Statements

December 31, 1995

- -----------------------------------------------------------------------

(1)  Organization

     Netlink USA (the "Company" or "Netlink"), is an indirect, wholly-owned partnership of Liberty Media Corporation ("Liberty"), which is a wholly-owned subsidiary of Tele-Communications, Inc. ("TCI"). The Company is engaged in the businesses of selling C-band distributed video programming and miscellaneous ancillary services to retail customers (the Retail C-Band Business) and wholesale customers (the Wholesale C-Band Business) in the United States.

     Effective April 1, 1996, Liberty and United Video Satellite Group, Inc. ("UVSG"), agreed to form a limited liability company for the purpose of combining and operating UVSG's Superstar Satellite Entertainment retail business and the Retail C-Band Business (the "Venture"). Effective April 1, 1996, Liberty and UVSG contributed certain assets and liabilities of their respective Retail C-Band Businesses to the Venture.

     The accompanying financial statements represent the historical results of the Retail C-Band Business which was contributed to the Venture.

 (2) Summary of Significant Accounting Policies

     Property and Equipment

     Property and equipment is stated at cost. Depreciation is computed on a straight-line basis using estimated useful lives of the assets which range from 5 to 10 years.

     Excess Cost Over Acquired Net Assets

     Excess cost over acquired net assets consists of the difference between the acquisition cost and amounts allocated to the tangible assets acquired. Such amounts are being amortized on a straight-line basis over 30 years. The Company assesses the recoverability of excess cost over acquired net assets and long-term assets based on future undiscounted operating cash flows.

     Income Taxes

     No provision has been made for income taxes in the accompanying financial statements as the earnings or losses of the Retail C- Band Business are reported in the respective income tax returns of the partners of Netlink USA individually.

     Deferred Revenue

     The Company receives programming revenue from subscribers in monthly, quarterly, semi-annual and annual installments. The Company recognizes revenue on a straight-line basis over the term of the service agreement. Deferred revenue at December 31, 1995 represents amounts billed to customers for services to be provided subsequent to December 31, 1995.

NETLINK USA, RETAIL DIVISION
(An Operating Division of Netlink USA,
An Indirect Wholly-Owned Partnership of Liberty Media Corporation)

Notes to Financial Statements, Continued

- -----------------------------------------------------------------------

     Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

 (3) Related Party Transactions

     Certain programming services are purchased by the Company from affiliates of Liberty and TCI. Charges aggregated approximately $18,088,000 for the year ended December 31, 1995 for programming services. Accrued liabilities at December 31, 1995 includes approximately $1,726,000 related to these services from related parties. Netlink also purchases certain programming from Netlink USA, Wholesale C-Band Business at rates approximating those charged to third parties. For the year ended December 31, 1995, such charges aggregated approximately $8,017,000.

     Certain TCI corporate general and administrative costs are charged to Netlink at rates set at the beginning of the year based on projected levels of utilization for that year. The utilization- based charges are set at levels that management believes to be reasonable and that approximate the costs Netlink would incur for comparable services on a stand alone basis. During the year ended December 31, 1995, Netlink was allocated $316,000 in corporate general and administrative costs by TCI.

     TCI manages certain treasury activities for Netlink on a centralized basis. Cash receipts are remitted to TCI and cash disbursements are funded by TCI on a daily basis. The net amount of such cash activities are included as a component of the accumulated deficit balance.

 (4) Commitments and Contingencies

     Netlink leases office space and equipment under lease arrangements. Rental expense under such arrangements amounted to approximately $319,000 for the year ended December 31, 1995. This lease, which is classified as an operating lease, expires on December 31, 1996.

     The Company is being audited by various state sales tax authorities. Subsequent to 1995, the Company was assessed approximately $330,000 in delinquent sales taxes, interest and penalties in three states, which has been provided for in the accompanying financial statements. Obligations that may arise based on future state sales tax audits have not been provided for in the accompanying financial statements. The amount of future assessments is estimated by management to range from $-0- to $500,000.

     In March 1996, the Company reached an agreement with one of its satellite dealers to advance commissions aggregating $2,400,000 through March 1997.

                                                                     Appendix II


NETLINK USA, RETAIL DIVISION
(An Operating Division of Netlink USA,
An Indirect Wholly-Owned Partnership of Liberty Media Corporation)

Condensed Balance Sheet (unaudited)

March 31, 1996

(in thousands)

- -----------------------------------------------------------------------
Assets

Current assets:
  Cash                                                       $ 2,168
  Trade and other receivables, net                            14,273
  Prepaid expenses and other current assets                      467
                                                             -------
Total current assets                                          16,908

Property and equipment                                         6,960
  Less accumulated depreciation                                5,230
                                                             -------
                                                               1,730
Excess cost over acquired net assets, net of
  accumulated amortization of $459                             3,058
                                                             -------
                                                             $21,696
                                                             =======


Liabilities and Accumulated Deficit

Current liabilities:
  Cash overdraft                                             $ 1,445
  Accounts payable                                             1,304
  Accrued liabilities (note 2)                                11,792
  Deferred revenue                                            50,940
                                                             -------
Total current liabilities                                     65,481

Commitments and contingencies (note 3)

Accumulated deficit                                          (43,785)
                                                             -------
                                                             $21,696
                                                             =======



See accompanying notes to financial statements.

NETLINK USA, RETAIL DIVISION
(An Operating Division of Netlink USA,
An Indirect Wholly-Owned Partnership of Liberty Media Corporation)

Condensed Statements of Operations and Accumulated Deficit (unaudited)

(in thousands)

- -----------------------------------------------------------------------

                                          Three Months Ended March 31,
                                               1996         1995
                                              ------       ------


Revenue                                      $ 39,062     $ 29,528

Operating expenses:
  Operating, including amounts from
    affiliates (note 2)                        31,138       26,672
  Selling, general and administrative,
    including amounts from affiliates
    (note 2)                                    6,685        4,869
  Bad debt expense                                590          444
  Depreciation and amortization                   311          265
                                              -------      -------
                                               38,724       32,250
                                              -------      -------
Operating earnings (loss)                         338       (2,722)

Other expenses                                    (11)         (28)
                                              -------      -------
Net earnings (loss)                               327       (2,750)

Accumulated deficit, beginning of period      (40,529)     (35,536)

Net advances to parent                         (3,583)      (5,561)
                                              -------      -------
Accumulated deficit, end of period           $(43,785)    $(43,847)
                                             ========     ========



See accompanying notes to financial statements.

NETLINK USA, RETAIL DIVISION
(An Operating Division of Netlink USA,
An Indirect Wholly-Owned Partnership of Liberty Media Corporation)

Condensed Statements of Cash Flows (unaudited)

(in thousands)

- -----------------------------------------------------------------------


                                          Three Months Ended March 31,
                                               1996         1995
                                              ------       ------


Cash flows from operating activities:
  Net earnings (loss)                        $   327      $(2,750)
  Adjustments to reconcile net earnings
    (loss) to net cash provided by
    operating activities:
      Depreciation and amortization              311          265
      Bad debt expense                           590          444
      Changes in operating assets and
        liabilities:
          Change in accounts receivable       (6,899)       2,032
          Change in prepaid expenses and
            other current assets                (122)          96
          Change in accounts payable and
            accrued liabilities                2,444        1,975
          Change in deferred revenue          10,526          454
                                             -------      -------
Net cash provided by operating activities      7,177        2,516

Cash flows used in investing activities -
  Capital expended for property and
    equipment                                     --          (58)
                                             -------      -------
Net cash used in investing activities             --          (58)

Cash flows used in financing activities:
  Net change in advances to parent            (3,583)      (5,561)
  Change in cash overdraft                    (2,120)       2,195
                                             -------      -------
Net cash used in financing activities         (5,703)      (3,366)
                                             -------      -------
Net increase (decrease) in cash                1,474         (908)

Cash at beginning of period                      694        1,241
                                             -------      -------
Cash at end of period                        $ 2,168      $   333
                                             =======      =======



See accompanying notes to financial statements.

NETLINK USA, RETAIL DIVISION
(An Operating Division of Netlink USA,
An Indirect Wholly-Owned Partnership of Liberty Media Corporation)

Notes to Condensed Financial Statements (Unaudited)

March 31, 1996

- -----------------------------------------------------------------------

(1)   Organization

      Netlink USA (the "Company" or "Netlink"), is an indirect, wholly-owned partnership of Liberty Media Corporation ("Liberty"), which is a wholly-owned subsidiary of Tele-Communicaations, Inc. ("TCI"). The Company is engaged in the businesses of selling C- band distributed video programming and miscellaneous ancillary services to retail customers (the Retail C-Band Business) and wholesale customers (the Wholesale C-Band Business) in the United States.

     Effective April 1, 1996, Liberty and United Video Satellite Group, Inc. ("UVSG"), agreed to form a limited liability company for the purpose of combining and operating UVSG's Superstar Satellite Entertainment retail business and the Retail C-Band Business (the "Venture"). Effective April 1, Liberty and UVSG contributed certain assets and liabilities of their respective Retail C-Band Businesses to the Venture.

     The accompanying condensed financial statements represent the historical results of the Retail C-Band Business which was contributed to the Venture.

     The accompanying interim financial statements are unaudited but, in the opinion of management, reflect all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the results for such periods. The results of operations for any interim period are not necessarily indicative of results for the full year. These financial statements should be read in conjunction with the audited financial statements of Netlink USA, Retail Division for the year ended December 31, 1995.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(2)  Related Party Transactions

     Certain programming services are purchased by the Company from affiliates of Liberty and TCI. Charges aggregated approximately $5,237,000 and $2,831,000 for programming services for the three months ended March 31, 1996 and 1995, respectively. Accrued liabilities at March 31, 1996 and December 31, 1995 includes approximately $1,911,000 and $1,726,000, respectively, related to these services from related parties. Netlink also purchases certain programming from Netlink USA, Wholesale C-Band Business at rates approximating those charged to third parties. For the three months ended March 31, 1996 and 1995, such charges aggregated approximately $1,604,000 and $1,925,000.

     Certain TCI corporate general and administrative costs are charged to Netlink at rates set at the beginning of the year based on projected levels of utilization for that year. The utilization-based charges are set at levels that management believes to be reasonable and that approximate the costs Netlink would incur for comparable services on a stand alone basis. During the three months ended March 31, 1996 and 1995, Netlink was allocated $57,000 and $31,000 in corporate general and administrative costs by TCI.

     TCI manages certain treasury activities for Netlink on a centralized basis. Cash receipts are remitted to TCI and cash disbursements are funded by TCI on a daily basis. The net amount of such cash activities are included as a component of the accumulated deficit balance.

(3)  Commitments and Contingencies

     Netlink leases office space and equipment under lease arrangements. Rental expense under such arrangements amounted to approximately $113,000 and $100,000 for the three months ended March 31, 1996 and 1995, respectively.

     The Company is being audited by various state sales tax authorities. Subsequent to 1995, the Company was assessed approximately $183,000 in delinquent sales taxes, interest and penalties in three states, which has been provided for in the accompanying financial statements. Obligations that may arise based on future state sales tax audits have not been provided for in the accompanying financial statements. The amount of future assessments is estimated by management to range from $-0- to $500,000.

     In March 1996, the Company reached an agreement with one of its satellite dealers to advance commissions aggregating $2,400,000 through March 1997.

                                                                    Appendix III



            UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS


     The following Unaudited Pro Forma Combined Financial Statements of United Video Satellite Group, Inc. ("UVSG") have been derived from, and should be read in conjunction with, the respective historical financial statements and notes thereto of UVSG and Netlink USA, Retail Division ("Netlink"). The Unaudited Pro Forma Combined Balance Sheet assumes that the combination of the retail C-band home satellite dish businesses' assets, obligations and operations of UVSG's Superstar division and Netlink (the "Merger") occurred as of March 31, 1996. The Unaudited Pro Forma Combined Statements of Operations assume that the Merger occurred as of January 1, 1995. The pro forma financial statments are unaudited and are not necessarily indicative of the financial position or results of operations of UVSG that would have occurred had the Merger occurred as of the dates indicated or the future results of operations of UVSG.

                       UNITED VIDEO SATELLITE GROUP, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
               (In thousands, except per share data)


                                          At March 31, 1996
                                 -------------------------------------
                                    Historical      Pro Forma
                                 -----------------
                                                     Adjust-      Pro
                                 UVSG    Netlink      ments      Forma
                                 ----    -------     -------     -----


        ASSETS

Current assets:
 Cash and cash equivalents     $49,468  $ 2,168   $(2,168)(1) $ 49,468
 Marketable securities, at
  market                        29,369       --                 29,369
 Accounts receivables, net
  of allowance for doubt-
  ful accounts                  29,662   14,273                 43,935
 Accrued interest receivable       633       --                    633
 Prepaid expenses and other      6,561      467                  7,028
 Deferred tax asset              1,224       --                  1,224
                               -------  -------   -------      -------
Total current assets           116,917   16,908    (2,168)     131,657



Property, plant and
 equipment, at cost, net        52,819    1,730    (1,730)(1)   52,819
Goodwill, net of accumulated
 amortization                   32,075    3,058    (3,058)(1)   32,075
Deferred tax asset                 596       --                    596
Other Assets                     2,278       --                  2,278
                              --------  -------    ------     --------
                              $204,685  $21,696   $(6,956)    $219,425
                              ========  =======   =======     ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Cash overdraft               $    --   $ 1,445   $(1,445)   $      --
 Accounts payable               4,347     1,304                  5,651
 Accrued liabilities           28,470    11,792                 40,262
 Current portion of capital
  lease obligations and
  other long-term debt          3,107        --                  3,107
                              -------   -------   -------      -------
                               35,924    14,541    (1,445)      49,020
 Customer prepayments          59,906    50,940                110,846
                              -------   -------   -------      -------
Total current liabilities      95,830    65,481    (1,445)     159,866

Deferred compensation           4,775        --                  4,775
Capital lease obligations
 and other long-term debt      23,199        --                 23,199

Minority interest               3,133        --   (49,296)(1)  (46,163)

Stockholders' equity:
 Preferred stock                   --        --                     --
 Common stock                     360        --                    360
 Additional paid in-capital    30,641        --                 30,641

 Notes receivable from
  stockholders                   (481)       --                   (481)
 Retained earnings
  (accumulated deficit)        47,305   (43,785)   43,785 (1)   47,305
 Treasury stock                   (77)       --                    (77)
                             --------   -------   -------      -------
Total stockholders' equity     77,748   (43,785)   43,785       77,748
                             --------   -------   -------      -------
                             $204,685   $21,696   $(6,956)    $219,425
                             ========   =======   =======     ========

- --------------

(1) The pro forma adjustments necessary to present the combined financial position are as follows:


Net liabilities of Netlink               $(43,785)

Less certain assets not contributed
    to the venture by Netlink:
  Cash                                     (2,168)
  Property, plant and equipment            (1,730)
  Goodwill                                 (3,058)

Add:
 Cash overdraft not contributed
  to the venture by Netlink                 1,445
                                        ---------
Minority interest in the venture        $ (49,296)
                                        =========

               UNITED VIDEO SATELLITE GROUP, INC.
                     UNAUDITED PRO FORMA
               COMBINED STATEMENTS OF OPERATIONS
           (In thousands, except per share amounts)



                                   Three Months Ended March 31, 1996
                                 -------------------------------------
                                    Historical      Pro Forma
                                 -----------------
                                                     Adjust-      Pro
                                 UVSG    Netlink      ments      Forma
                                 ----    -------     -------     -----

Revenues                       $73,442   $39,062              $112,504

Operating expenses:
 Programming and delivery       31,573    31,728                63,301
 Selling, general and
  administrative                26,986     6,685      (974)(1)  32,697
 Depreciation and
  amortization                   3,580       311                 3,891
                               -------  --------   -------    --------
                                62,139    38,724      (974)     99,889
                               -------   -------   -------    --------
Operating income                11,303       338       974      12,615

Other income(expenses), net        344       (11)       --         333
                               -------   -------   -------    --------
Income before income taxes      11,647       327       974      12,948

Provision for income taxes      (4,342)       --       160 (2)  (4,182)
Minority interest                  (68)       --    (1,735)(3)  (1,803)
                              --------    ------   -------     -------
Net income                    $  7,237    $  327   $  (601)    $ 6,963
                              ========    ======   =======     =======

Common and common equivalent
 shares outstanding                                             36,968
                                                               =======

Earnings per share                                             $   .19
                                                               =======


                                     Year Ended December 31, 1995
                                 -------------------------------------
                                    Historical      Pro Forma
                                 -----------------
                                                     Adjust-      Pro
                                 UVSG    Netlink      ments      Forma
                                 ----    -------     -------     -----

Revenues                       $262,919  $139,071  $          $401,990

Operating expenses:
 Programming and delivery       120,594   118,615              239,209
 Selling, general and
  administrative                 92,140    21,371              113,511
 Depreciation and
  amortization                   11,769     1,243               13,012

                               --------  --------             --------
                                224,503   141,229              365,732
                               --------  --------             --------
Operating income (loss)          38,416    (2,158)              36,258

Other income (expenses), net       (484)      (41)                (525)
                               --------  --------             --------
Income (loss) before income
 taxes                           37,932    (2,199)              35,733

Provision for income taxes      (14,483)       --    2,591 (2) (11,892)
Minority interest                  (277)       --   (4,813)(3)  (5,090)
                                -------  --------   ------    --------
Net income (loss)              $ 23,172  $ (2,199) $(2,222)   $ 18,751
                               ========  ========  =======    ========

Common and common equivalent
 shares outstanding                                             36,591
                                                              ========

Earnings per share                                            $    .51
                                                              ========


The pro forma adjustments necessary to prevent the combined results of operations are as follows:

(1) To eliminate non-recurring severance accruals.

(2)  To reflect a provision for income taxes on the pro forma adjustments.

(3)  To reflect the minority interest to be held by Liberty Media Corporation.


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